WBI BullBear Value 3000 ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 97.9%	Shares	Value
Automobiles & Components - 0.4%
Tesla, Inc. (a)	519	$134,504

Banks - 0.5%
JPMorgan Chase & Co.	607	148,897

Capital Goods - 1.2%
Allison Transmission Holdings, Inc.	1,096	104,855
Mueller Industries, Inc.	3,487	265,500
		370,355

Commercial & Professional Services - 2.9%
Booz Allen Hamilton Holding Corp.	912	95,377
Genpact Ltd.	2,072	104,387
KBR, Inc. (b)	2,205	109,831
SS&C Technologies Holdings, Inc.	3,567	297,952
Tetra Tech, Inc.	8,805	257,546
		865,093

Consumer Discretionary Distribution & Retail - 1.7%
Amazon.com, Inc. (a)	2,153	409,630
Genuine Parts Co.	932	111,038
		520,668

Consumer Durables & Apparel - 3.6%
PulteGroup, Inc.	9,317	957,788
Toll Brothers, Inc.	990	104,534
		1,062,322

Consumer Services - 8.5%
ADT, Inc.	165,101	1,343,922
Service Corp. International	1,442	115,649
Texas Roadhouse, Inc.	1,453	242,113
Yum China Holdings, Inc.	6,018	313,297
Yum! Brands, Inc.	3,240	509,846
		2,524,827

Energy - 4.5%
Exxon Mobil Corp.	1,002	119,168
Schlumberger NV	28,979	1,211,322
		1,330,490

Financial Services - 9.8%
Berkshire Hathaway, Inc. - Class B (a)	418	222,618
Cboe Global Markets, Inc.	4,098	927,336
Equitable Holdings, Inc.	2,044	106,472
FirstCash Holdings, Inc.	980	117,914
Interactive Brokers Group, Inc. - Class A	8,110	1,342,935
Mastercard, Inc. - Class A	181	99,210
Visa, Inc. - Class A	356	124,764
		2,941,249

Food, Beverage & Tobacco - 9.2%
Hershey Co. (b)	5,961	1,019,510
Mondelez International, Inc. - Class A	6,790	460,701
Tyson Foods, Inc. - Class A	19,779	1,262,098
		2,742,309

Health Care Equipment & Services - 11.0%
CVS Health Corp.	7,237	490,307
Elevance Health, Inc. (b)	1,073	466,712
HCA Healthcare, Inc.	1,311	453,016
McKesson Corp.	1,944	1,308,293
ResMed, Inc. (b)	2,050	458,892
UnitedHealth Group, Inc.	180	94,275
		3,271,495

Insurance - 16.8%
Aflac, Inc.	11,364	1,263,563
American Financial Group, Inc.	2,204	289,473
Assurant, Inc.	2,790	585,202
Everest Group Ltd. (b)	799	290,301
Hanover Insurance Group, Inc.	716	124,548
Hartford Insurance Group, Inc.	7,015	867,966
Old Republic International Corp.	27,621	1,083,296
Primerica, Inc.	1,754	499,066
		5,003,415

Materials - 6.6%
Avery Dennison Corp.	622	110,698
CF Industries Holdings, Inc.	3,395	265,319
FMC Corp. (b)	26,996	1,138,961
NewMarket Corp.	800	453,160
		1,968,138

Media & Entertainment - 1.0%
Meta Platforms, Inc. - Class A	511	294,520

Pharmaceuticals, Biotechnology & Life Sciences - 0.5%
Eli Lilly & Co.	179	147,838

Semiconductors & Semiconductor Equipment - 6.5%
Broadcom, Inc.	1,097	183,671
Lam Research Corp.	15,397	1,119,362
NVIDIA Corp.	5,779	626,328
		1,929,361

Software & Services - 3.0%
InterDigital, Inc. (b)	1,165	240,864
Microsoft Corp.	1,773	665,566
		906,430

Technology Hardware & Equipment - 2.6%
Apple, Inc.	3,465	769,681

Utilities - 7.6%
Ameren Corp.	4,133	414,953
American Electric Power Co, Inc.	3,803	415,554
Clearway Energy, Inc. - Class A	4,520	128,639
Eversource Energy	19,232	1,194,500
National Fuel Gas Co.	1,550	122,744
		2,276,390
TOTAL COMMON STOCKS (Cost $28,897,902)		29,207,982

SHORT-TERM INVESTMENTS - 11.1%		Value
Investments Purchased with Proceeds from Securities Lending - 11.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)	3,306,892	3,306,892
TOTAL SHORT-TERM INVESTMENTS (Cost $3,306,892)		3,306,892

TOTAL INVESTMENTS - 109.0% (Cost $32,204,794)		32,514,874
Money Market Deposit Account - 1.3% (d)		405,226
Liabilities in Excess of Other Assets - (10.3)%		(3,072,255)
TOTAL NET ASSETS - 100.0%		$29,847,845
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $3,246,266 which represented 10.9% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

WBI BullBear Value 3000 ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$29,207,982	$–	$–	$29,207,982
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,306,892
Total Investments	$29,207,982	$–	$–	$32,514,874

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,306,892 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.